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                        PUTNAM HARTFORD CAPITAL MANAGER,
                       PUTNAM HARTFORD CAPITAL ACCESS, AND
                     PUTNAM HARTFORD CAPITAL MANAGER ACCLAIM
                PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                        SUPPLEMENT DATED FEBRUARY 8, 2001
                    TO THE PROSPECTUS DATED JANUARY 15, 2001


In the "Other Information" section of the prospectus, under "How Contracts Are Sold", the last paragraph is deleted and replaced with the following:

Putnam Hartford Capital Manager or Putnam Hartford Capital Manager Acclaim may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, if you select Putnam Hartford Capital Manager, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. If you select Putnam Hartford Capital Manager Acclaim, Hartford will waive the Sales Charge. This additional percentage of Premium Payment or waiver of Sales Charge in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; (2) employees and registered representatives (and their families) of registered broker-dealers (or their financial institutions) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts; and (3) if you select Putnam Hartford Capital Manager Acclaim, selected participants of certain 401(k) plans administered by Putnam Investments.

333-69429
333-50465
333-66935

HV-2942